AMENDMENT NO. 5 TO AMENDED AND RESTATED
RECEIVABLES LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 5, dated as of December 17, 2020 (this “Amendment”), to the Amended and Restated Receivables Loan and Security Agreement, dated as of July 19, 2019 (as amended prior to the date hereof, the “Existing RLSA”) by and among VOLT FUNDING II, LLC, a Delaware limited liability company (as the “Borrower”), VOLT INFORMATION SCIENCES, INC., a New York corporation, as the servicer (in such capacity, the “Servicer”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (“Autobahn”), as the Conduit Lender prior to the Conduit Lender’s cessation, if any, in its sole discretion, as a Conduit Lender and a Lender and LC Participant, the other Lenders and LC Participants from time to time party thereto, together with their respective successors and assigns (the “Lenders”), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH (“DZ Bank”), as agent (in such capacity, together with its successors and assigns, the “Agent”) and AUTOBAHN and DZ BANK, as Letter of Credit issuers (together with their respective successors and assigns, the “LC Issuers”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Existing RLSA.

WHEREAS, Autobahn continues to be the sole Lender under the Existing RLSA;

WHEREAS, the Borrower has advised the Agent that it wishes to amend the Existing RLSA to modify certain of the financial covenants in the Existing RLSA in the manner set forth below, and Autobahn is agreeable to such modification;

WHEREAS, the Borrower has further advised the Agent that it wishes to amend the Existing RLSA to modify the definition of Overconcentration Amount in the Existing RLSA in the manner set forth below, and Autobahn is agreeable to such modification; and

WHEREAS, the parties hereto are entering into this Amendment, in writing as required under Section 16.06 of the Existing RLSA, in order to effect the foregoing, which are being effected subject to the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

Section 1.	AMENDMENTS AND TERMS THEREOF

1.1         Current Amendments to Existing RLSA. As of the Effective Date (as defined below), the Existing RLSA shall be amended by:

a.	deleting the date “January 25, 2023” in the definition of “Amortization Date” in Section 1.01 of the Existing RLSA and replacing it with “January 25, 2024;”
b.	deleting the date “July 25, 2023” in the definition of “Facility Maturity Date” in Section 1.01 of the Existing RLSA and replacing it with “July 25, 2024;”

c.	deleting the word “Receivable” in clause (a) of the introductory text in the definition of “Overconcentration Amount” in Section 1.01 of the Existing RLSA and replacing it with the word “Receivables;”
d.	deleting clause (vii) in the definition of “Overconcentration Amount” in Section 1.01 of the Existing RLSA and replacing it with the following:

(vii)       Eligible Receivables of any single Obligor rated below “BB-” (or its equivalent) or unrated by each Rating Agency and rated “B-” (or its equivalent) or better by at least one Rating Agency: 3%;

e.	deleting clause (xvi) in the definition of “Overconcentration Amount” in Section 1.01 of the Existing RLSA and replacing it with the following:

(xvi)       [Intentionally Omitted]; and

f.	Inserting the following sentence at the end of, and included within, the definition of “Overconcentration Amount” in Section 1.01 of the Existing RLSA:

Notwithstanding the foregoing: (A) to the extent clause (v) above otherwise applies in the case of Eligible Receivables for which [REDACTED] is the Obligor, the permissible percentage for those Eligible Receivables instead shall be 8%; and (B) to the extent clause (vii) above otherwise applies in the case of Eligible Receivables for which [REDACTED] is the Obligor, the permissible percentage for those Eligible Receivables instead shall be 5%.

g.	inserting the following definitions into Section 1.01 of the Existing RLSA, in their respective proper alphabetical order:

“A&R Amendment No. 5”: That certain Amendment No. 5, dated as of December 17, 2020, to the Amended Agreement.

“A&R Amendment No. 5 Effective Date”: The “Effective Date” under, and as defined in, A&R Amendment No. 5.

h.	deleting Section 5.06(a) of the Existing RLSA and replacing it with the following:

(a)       The Servicer shall maintain a Tangible Net Worth of at least $20,000,000 through the end of the fiscal quarter ending on or about July 31, 2021, and at least $25,000,000 thereafter, in each case as determined quarterly at the time of delivery of the Servicer’s consolidated financial statements for such respective fiscal quarter or audited consolidated financial statements for such respective fiscal year end;

i.	deleting Section 5.06(b) of the Existing RLSA and replacing it with the following:

(b)       On a fiscal year basis, the Servicer shall maintain a positive Net Income in any fiscal year ending after the fiscal year ending on or about October 31, 2021, as determined at the time of delivery of the Servicer’s audited consolidated financial statements for such respective fiscal year;

j.	deleting Section 9.01(s) of the Existing RLSA and replacing it with the following:

(s)       either of Linda Perneau or Herbert M. Mueller shall, at any time following the A&R Amendment No. 5 Effective Date, fail to be an officer of the Servicer or the Parent, as applicable, with the same level of executive or administrative authority as existing on the A&R Amendment No. 5 Effective Date, and a replacement (on either an interim or permanent basis) to such key employee, as applicable, reasonably acceptable to the Agent, shall not have been appointed within one-hundred eighty (180) days of the date of such failure;

Section 2.	CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective (the “Effective Date”) upon the execution and delivery of counterparts hereof by the parties signatory hereto and the fulfillment of the following terms and conditions:

2.1         All representations and warranties contained in the Existing RLSA or made in writing to Autobahn or the Agent in connection herewith shall be true and correct in all material respects.

2.2         No Event of Default or Servicer Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Default or Servicer Event of Default shall have occurred and be continuing (other than any such event that is explicitly waived by the provisions hereof).

Section 3.	MISCELLANEOUS

3.1         Each of the parties hereto represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that such Person has the corporate or limited liability company power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment.

3.2         The parties hereto hereby acknowledge and agree that, except for the specific waivers and agreements set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Existing RLSA or any other document executed in connection therewith, and each such party hereby agrees that all of the covenants and agreements contained in the Existing RLSA or any other document executed in connection therewith, subject to the waivers set forth herein, are hereby ratified and confirmed in all respects.

3.3         This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

3.4         THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THE SERVICER:	VOLT INFORMATION SCIENCES, INC., as Servicer

	By:	/s/ Kevin D. Hannon
		Name:	Kevin D. Hannon
		Title:	VP & Treasurer

THE BORROWER:	VOLT FUNDING II, LLC, as the Borrower

	By:	/s/ Kevin D. Hannon
		Name:	Kevin D. Hannon
		Title:	Treasurer

(Signature Page for Amendment No. 5 to A&R RLSA)

THE FINAL LC ISSUER:	DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, New York Branch

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

THE AGENT:	DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, New York Branch

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

(Signature Page for Amendment No. 5 to A&R RLSA)

THE CONDUIT LENDER:	AUTOBAHN FUNDING COMPANY LLC, as a Lender

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

Commitment: $100,000,000

THE INITIAL LC ISSUER:	AUTOBAHN FUNDING COMPANY LLC, as the initial LC Issuer

	By:	/s/ Christian Haesslein
		Name:	Christian Haesslein
		Title:	Director

	By:	/s/ Eva Geng
		Name:	Eva Geng
		Title:	Vice President

(Signature Page for Amendment No. 5 to A&R RLSA)